SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K



                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): September 5, 1996
                                                      -----------------


                             COMSAT Corporation
             -------------------------------------------------
             (Exact name of Registrant as specified in Charter)


     District of Columbia                 1-4929                  52-0781863
    ------------------------            -----------             -------------
    (State or other juris-              (Commission             (IRS Employer
    diction of incorporation)           File Number)            Identification
                                                                    Number)


    6560 Rock Spring Drive,    Bethesda, MD                           20817
    ----------------------------------------                        --------
    (Address of principal executive offices)                        Zip Code


    Registrant's telephone number, including area code        (301) 214-3000


                              Not applicable.
             ------------------------------------------------
       (Former name or former address, if changed since last report).

Item 5.  Other Events
- ---------------------

     On September 5, 1996, COMSAT Corporation announced that the U.S. District Court for the Southern Disctrict of New York had granted its motion for summary judgment and dismissed all counts in the antitrust lawsuit brought against COMSAT by PanAmSat Corporation in 1989. PanAmSat had claimed that COMSAT had engaged in anticompetitive practices in international telecommunications markets. PanAmSat initially had sought treble damages amounting to $1.5 billion. The Court concluded that PanAmSat had provided insufficient evidence to establish its antitrust allegations. The Court's decision remains subject to appeal.


                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     COMSAT Corporation
                                     ------------------




                                     /s/ Alan Korobov
                                 By:
                                     -----------------
                                     Alan Korobov
                                     Controller



Date:  September 6, 1996